                                                                   EXHIBIT 10.13

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                     WARRANT

                       TO PURCHASE SHARES OF COMMON STOCK

                     CROWN BOOKS CORPORATION (THE "COMPANY")

              DATE OF ISSUANCE:

       THIS CERTIFIES THAT for value received, [Purchaser] or its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, ____________ (_______) shares of common stock, $.01 par value, of the Company (the "Common Stock"), at the Warrant Price, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained, and may be exercised in whole or in part.

       SECTION 1.    Definitions.

       For all purposes of this Warrant, the following terms shall have the meanings indicated:

       Exchange Act shall mean the Securities Exchange Act of 1934, as amended.

       Securities Act shall mean the Securities Act of 1933, as amended.

       Term shall mean the period beginning on the date of issuance hereof and ending [three years from the date of issuance].

       Warrant Price shall mean $2.72 per share, subject to adjustment in accordance with Section 5 hereof.

       Warrants shall mean this Warrant and any other Warrants issued in connection with the private offering by the Company and its wholly-owned subsidiary, Crownbooks.com, Inc. ("CB.com"), of up to $10 million of units, each unit consisting of a promissory note of CB.com in the principal amount of $500,000 (each a "Note" and collectively the "Notes") and Warrants to purchase 183,824 Warrant Shares of the Company.

       Warrant Shares shall mean the shares of Common Stock of the Company purchased or purchasable by the Holder of this Warrant upon the exercise hereof.

       SECTION 2.    Exercise of Warrant.

              2.1 Procedure for Exercise of Warrant. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 10 hereof at any time and from time to time during the Term: (i) the Notice of Exercise in the form attached hereto, (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of immediately available funds to the Company's account, or the principal amount of the Holder's Note, together with a written instrument satisfactory to the Company evidencing the cancellation of such indebtedness or a portion thereof being applied to the Warrant Price (or any combination of any of the foregoing) in the amount of the Warrant Price for each Warrant Share being purchased, and (iii) this Warrant.

              In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or in the name or names of permitted assignees, shall be delivered to the Holder hereof within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

              2.2 Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable federal or state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

       "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the Company, the securities represented thereby are not, at such time, required by law to bear such legend.

       SECTION 3. Covenants as to Common Stock. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

       SECTION 4. Adjustment of Number of Shares. Upon each adjustment of the Warrant Price as provided in Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

       SECTION 5.    Adjustment of Warrant Price.

              5.1 The Warrant Price shall be subject to adjustment from time to time as follows:

                     (a) If, at any time during the Term, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

                     (b) If, at any time during the Term, the number of shares of Common Stock outstanding is decreased by a combination or other split or the split of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall be appropriately increased so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

                     (c) In case, at any time during the Term, there is a distribution to the holders of Common Stock by way of a dividend (whether in the ordinary course or otherwise) or other distribution of any of the property or assets (including cash) of the Company, the Warrant Price shall be adjusted immediately after the record date for such distribution or dividend by deducting from the current Warrant Price then in effect on such record date the amount per share of the dividend or the other distribution to be paid if payable in cash, or the fair market value (as determined in good faith by the directors of the Company, whose determination shall be conclusive in the absence in manifest error) per share of any property or other assets to be distributed to holders of Common Stock. To the extent that such distribution or dividend is not made or paid, as the case may be, the Warrant Price shall be readjusted to the Warrant Price which was in effect prior to such record date.

                     (d) All calculations under this Section 5 shall be made to the nearest cent.

              5.2    (a)    No adjustment to the Warrant Price (including the
related adjustment to the number of Warrant Shares) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least two percent (2%) of the Warrant Price; provided that any adjustments which by reason of this
Section 5.2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest one cent or to the nearest whole share, as the case may be.

                     (b) Whenever the Warrant Price shall be adjusted as provided in Section 5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the Company's records.

       SECTION 6.    Ownership.

              6.1 Ownership of This Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

              6.2 Transfer and Replacement. Neither this Warrant nor any rights hereunder may be sold, assigned or otherwise transferred without the consent of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government, an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except in the case of the loss, theft, destruction or mutilation of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

       SECTION 7. Mergers, Consolidation, Sales. In the case of any proposed consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed reorganization or reclassification of the capital stock of the Company, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for the number of shares of such Common Stock purchasable hereunder immediately before such consolidation, merger, sale, reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

       SECTION 8. Notices to Holders. If, at any time prior to the exercise of this Warrant, the Company shall propose:

                            (i)    to pay a cash dividend or a dividend payable
otherwise than in cash, or any other distribution in respect of the Common Stock pursuant to, without limitation, any spin-off, split-off or other distribution of the Company's assets;

                            (ii)   to distribute to all holders of Common Stock
evidences of its indebtedness or assets or securities other than its Common
Stock;

                            (iii)  to offer the holders of its Common Stock the
right to subscribe for or purchase any shares of any class of securities or to receive any other rights;

                            (iv)   to effect any classification,
reclassification, subdivision or other reorganization or recapitalization of the Common Stock which the Company is authorized to issue;

                            (v)    to effect a consolidation, merger, or a
conveyance of all or substantially all of the assets of the Company; or

                            (vi)   to effect the voluntary or involuntary
dissolution, liquidation or winding up of the Company;

then, and in each such case, the Company shall give notice in writing of such event to the holders, at least 10 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, or subscription rights, or for the determination of shareholders entitled to vote on such proposed issuance, classification, reclassification, subdivision, recapitalization, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish, mail or receive such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up; provided, however, that any rights of the holder with respect to any failure of the Company to give notice as provided herein of any such action shall not be prejudiced by any such action.

       SECTION 9. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 9, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company) over the Warrant Price for such fractional share.

       SECTION 10. Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at the address as shall have been furnished to the Company in writing by the Holder in Holder's Subscription Agreement relating to the purchase of units. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at 3300 75th Avenue, Landover, Maryland 20785, or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed or otherwise delivered, shall be deemed to be given when actually received at the address so given herein.

       SECTION 11. No Rights as Stockholder; Limitation of Liability. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

       SECTION 12. Law Governing. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

       SECTION 13.   Miscellaneous.

                     (a) This Warrant shall be binding upon any corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

                     (b) This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective predecessor in interest thereof). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

       IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer on _________ __, _____.

                                                         Crown Books Corporation

                                                         By:
                                                            --------------------
                                                              Name:
                                                              Title:

                           FORM OF NOTICE OF EXERCISE

                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


       The undersigned hereby exercises the right to purchase _________ shares of Common Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith

[check one]
                                            [ ]      makes payment of $_________
                                                     therefor; or

                                            [ ]      directs the Company to
                                                     cancel $____ of the
                                                     principal amount of the
                                                     Note surrendered herewith,
                                                     as set forth in the
                                                     instrument signed by Holder
                                                     as required by Section 2.1
                                                     of the Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:



       The shares are to be issued in certificates of the following denominations:



                                                     [Type Name of Holder]


                                                     By:  ______________________

                                                     Title: ____________________


Dated:

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [TO BE SIGNED ONLY UPON TRANSFER OF ENTIRE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

       FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.





                                                     [Type Name of Holder]


                                                     By:  ______________________

                                                     Title: ____________________


Dated:


NOTICE

       The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [TO BE SIGNED ONLY UPON PARTIAL TRANSFER OF WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

       FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _______________________________ (i) the rights of the undersigned to purchase ___ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.





                                                     [Type Name of Holder]


                                                     By:  ______________________

                                                     Title: ____________________


Dated:



NOTICE

       The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.